UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2003

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-5111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 682-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit	Exhibit
Number	Description

99.1	Press Release, dated June 17, 2003

Item 9. Regulation FD Disclosure.

     On June 17, 2003, The J. M. Smucker Company (the “Company”) issued a press release announcing the financial results of the fourth fiscal quarter of 2003 and for fiscal year ended April 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with the procedural guidance set forth in Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9, “Regulation FD Disclosure” rather than under Item 12, “Results of Operations and Financial Condition.” The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Richard K. Smucker Richard K. Smucker
President, Co-Chief Executive Officer
and Chief Financial Officer

Date: June 17, 2003

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

99.1	Press Release, dated June 17, 2003